                       STATEMENT OF PLEDGE OF A FINANCIAL
                               INSTRUMENTS ACCOUNT

                       STATEMENT OF PLEDGE OF A FINANCIAL
                               INSTRUMENTS ACCOUNT
(pursuant to article 29 of Law no. 83-1 of January 3, 1983, as amended by Law no. 96-597 of July 2, 1996)

THE UNDERSIGNED :
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[ Completel Europe NV, a company incorporated under the laws of the Netherlands and having its registered office at Drentestaat 24, 1083HK Amsterdam, the Netherlands represented by Anna Lascar, duly authorised to act.

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HEREINAFTER REFERRED TO AS THE "Pledgor"


HEREBY PLEDGES THE FOLLOWING FINANCIAL INSTRUMENTS ACCOUNT:
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Title of the account :
Account number : A COMPLETER

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HEREINAFTER REFERRED TO AS THE "Pledged Account"


OPENED IN THE BOOKS OF :
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BANQUE BNP PARIBAS SA, a Societe Anonyme organised under the laws of France, having a share capital of EUR 1 772 303 528 registered at the Companies Register of PARIS under number PARIS B 662 042 449, whose registered office is at 16 boulevard des Italiens, 75009 Paris.

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IN WHICH THE FOLLOWING FINANCIAL INSTRUMENTS HAVE BEEN INITIALLY REGISTERED:

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  Qty    Designation : type, forms, name, nominal value ...                   Currency           Unit value
-----------------------------------------------------------------------------------------------------------------
         A COMPLETER
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-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

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Total estimate in accordance with the latest market prices or values known
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


IN FAVOUR OF THE BENEFICIARY OF THE PLEDGE
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BANQUE BNP PARIBAS SA, a Societe Anonyme organised under the laws of France, having a share capital of EUR 1 772 303 528 registered at the Companies Register of PARIS under number PARIS B 662 042 449, whose registered office is at 16 boulevard des Italiens, 75009 Paris.

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HEREINAFTER REFERRED TO AS THE "Beneficiary"

IN ORDER TO SECURE THE AMOUNTS DUE PURSUANT TO THE FOLLOWING OBLIGATIONS
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nature of  the obligation         : Guarantee issued by Completel  NV
date of  the Agreement         :  March 30, 2000
expiry date                       :December 29, 2001
Amount in principal               :EUR   2, 060, 000

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HEREINAFTER REFERRED TO AS THE "Secured Obligations"

ON THE FOLLOWING TERMS :

In accordance with the provisions of article 29 of Law no. 83-1 of January 3, 1983, as amended by Law no. 96-597 of July 2, 1996, the Pledgor hereby pledges in favour of the Beneficiary the Pledged Account in order to secure the payment of all amounts due in principal, together with all interest
(including default interest), indemnities, penalties, expenses, fees, and all other sums generally due to the Beneficiary pursuant to the Secured Obligations, the terms of which the Pledgor represents to be fully aware of, until full payment of all such amounts.

The Pledgor hereby represents and warrants that the Pledged Account, as well as the financial instruments credited thereto, are free of any charge, lien or other encumbrances.

The financial instruments credited to the Pledged Account, and any financial instruments substituted therefore added thereto or deleted thereafter, as well as all income and proceeds thereof in any currency hereinafter referred to as the ("Total Financial Instruments ") shall be subject to mechanisms set forth in the following paragraph and the pledge herein contained:

The Pledgor and the Beneficiary hereby agree to adjust the Total Financial Instruments upward or downward and/or release and cancel the Total Financial Instruments as follows:

1. In the event that the closing share price of the shares of CompleTel Europe N.V. listed on the ParisBourse (CTL; 5728) (hereinafter referred to as the < < Closing Price > >) falls below an amount equal to eight
         (8) Euros on any business day during the term (as defined hereinabove) of the Secured Obligations starting for the first time retroactively on September 1, 2000, then the Pledgor agrees to transfer promptly, additional Financial Instruments in an amount to be mutually agreed to by the parties, but in any event in no less than an amount, so that the Total Financial Instruments registered on the Pledged Account be equal at any time to at least (thirty (30) percent) of the amount of the Secured Obligations.

2. IN THE EVENT THAT THE CLOSING PRICE IS EQUAL TO OR EXCEEDS AN AMOUNT EQUAL TO ELEVEN (11) EUROS ON ANY BUSINESS DAY DURING A PERIOD CALCULATED FROM THE 1ST OF EACH MONTH TO THE 28TH OF EACH MONTH DURING THE TERM OF THE SECURED OBLIGATIONS AS DEFINED HEREINABOVE (THE
         < < RELEVANT PERIOD > >) STARTING FOR THE FIRST TIME RETROACTIVELY TO
         SEPTEMBER 1, 2000, THEN THE BENEFICIARY AGREES TO RELEASE AND CANCEL FROM THE PLEDGE CONTAINED HEREIN FINANCIAL INSTRUMENTS IN AN AMOUNT TO BE MUTUALLY AGREED TO BY THE PARTIES, BUT IN ANY EVENT NO LESS THAN AN AMOUNT SO THAT THE TOTAL FINANCIAL INSTRUMENTS REGISTERED ON THE PLEDGED ACCOUNT SHALL NOT EXCEED (SEVENTEEN (17) PERCENT) OF THE AMOUNT OF THE SECURED OBLIGATIONS.

3. In the event the Closing Price is equal to or exceeds an amount equal to fourteen (14) Euros on any business day during any Relevant Period starting for the first time retroactively on September 1,2000, the Beneficiary agrees to release and cancel from the Pledged Account the Total Financial Instruments, subject to the provisions of subparagraph 4 below.

4. In the event the Total Financial Instruments are released and cancelled as provided for in subparagraph 3 above, the parties agree that if the Closing Price again falls below fourteen (14) Euros on each and every consecutive business day during any Relevant Period, the parties shall again agree on the amount of financial instruments to be registered on the Pledged Account in accordance with the provisions of subparagraphs (1) and (2) above, and the provisions of subparagraphs
         (1), (2), (3) shall recommence during the Term of the Secured
         Obligation.

The Pledgor shall not be entitled to deal with the financial instruments credited to the Pledged Account. However, this may be waived by prior agreement between the Beneficiary and the Pledgor, or pursuant to an agreement which shall limitatively list the transaction(s) that the Pledgor will be exceptionally authorised to do on the Pledged Account. The proceeds of the sale of the financial instruments, and the financial instruments bought for reinvestment shall automatically be subject to the pledge.

If the Secured Obligations become due and payable for any reason whatsoever, the Beneficiary may, at the expiry of a period of three days from the date on which the Beneficiary sends a written demand to the Pledgor, enforce the pledge in accordance with applicable law. Under no circumstances shall the Beneficiary be liable to the Pledgor in connection with the price at which the financial instruments are sold. The costs of the enforcement of the pledge shall be borne by he Pledgor and shall be deducted from the proceeds of the sale of the said financial instruments.

In the event that the financial instruments and/or cash credited to the Pledged Account are denominated in a different currency from that of the Secured Obligations, the exchange rate which shall be used to value or enforce the pledge, shall be the offered rate on the interbank market of the Paris stock exchange at 11:00 a.m. (Paris time) on the day when such transaction is made, or if no quotation is available on such day, the first following available quotation.

The provisions of the pledge shall be binding upon the Beneficiary's successors and assigns.

The provisions of the pledge shall be binding upon the Pledgor's successors and assigns.

The pledge herein contained shall be in addition to any other security given by the Pledgor to the Beneficiary or by any third party.

All expenses incurred hereunder shall be borne by the Pledgor.

This statement of pledge shall be governed by and construed in accordance with French Law. Any suit, action or proceeding in connection with the validity, the construction or the performance hereunder shall be brought before the courts of Paris.


                                       Made in [      ]
                                       on [date]




The Pledgor





 ..............................................
Name:
Title: